CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K, into Franchise Finance Corporation of America's previously filed Registration Statements No.
33-627-69, 33-62629 and 333-00123.


                                                /s/  ARTHUR ANDERSEN LLP



Phoenix, Arizona
    February 15, 1996